EXHIBIT 32.1


                    Certification of CEO and COO Pursuant to
                 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Datastand Technologies Inc. (the "Company") for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Nick Montesano, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Nick Montesano
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Name:    Nick Montesano

Title:   Chief Executive Officer
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Date:    April 26, 2006
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/s/ Nick Montesano
-----------------------------------
Name:    Nick Montesano

Title:   Chief Financial Officer
         --------------------------

Date:    April 26, 2006
         --------------------------